LOANS PAYABLE	12 Months Ended
Dec. 31, 2025
Disclosure Of Detailed Information About Borrowings [Abstract]
LOANS PAYABLE [Text Block]

11.  LOANS PAYABLE

	Terronera Debt Facility	Equipment Financing	Kolpa Loans	Total
Loan currency	USD	USD	USD
Year of maturity	2031	2029	2028
Balance at December 31, 2023	$-	$8.5	$-	$8.5

Loan drawdowns	120.0	3.5	-	123.5
Applied deferred financing fees	(8.8)	-	-	(8.8)
Finance cost	7.2	0.4	-	7.6
Repayments of principal	-	(4.1)	-	(4.1)
Payments of interest	(3.7)	(0.4)	-	(4.1)
Balance at December 31, 2024	$114.7	$7.9	$-	$122.6

Loan drawdowns	15.0	4.0	-	19.0
Assumed on business acquisition	0.0	1.1	24.7	25.8
Finance cost	18.4	0.7	1.4	20.5
Repayments of principal (note 10)	(130.0)	(5.3)	(24.3)	(159.6)
Payments of interest	(13.1)	(0.7)	(1.8)	(15.6)
Balance at December 31, 2025	$5.0	$7.7	$-	$12.7

Less: Current portion of loans payable	5.0	3.8	-	8.8
Balance: Non-current loans payable	$-	$3.8	$-	$3.9

Debt Facility

On October 6, 2023, the Company, entered into a debt facility for up to $120.0 (the "Debt Facility"). During the second quarter of 2025, the Company entered into an amendment of the Debt Facility agreement, increasing the facility for an additional $15.0 to a total of $135.0. During December 2025, the Company used the proceeds from the Notes to extinguish $130.0 out of $135.0 of the outstanding Debt Facility. The remaining balance of $5.0 is repayable on June 30, 2026, and remains secured by corporate guarantees from the Company and first ranking securities interest over Terronera mine. As part of the early Debt Facility repayment, the Company has expensed $6.3 of early repayment penalties and previously capitalized deferred financing costs that were presented net of Debt Facility at December 31, 2025 (Note 17).

The Debt Facility is secured by corporate guarantees and a first-ranking security over the Terronera project and is subject to customary financial covenants, including minimum cash and coverage ratio requirements and maximum leverage limits. The Company was in compliance with all applicable covenants as at December 31, 2025.

The Debt Facility carries an interest rate equal to US Secured Overnight Financing Rate ("SOFR") + 4.50% per annum prior to of the Terronera Project. Following the completion of the Terronera project (as defined in the Debt Facility), the Debt Facility will carry an interest rate of SOFR + 3.75% per annum until the fifth anniversary of the loan, and SOFR + 4.25% from the fifth anniversary onwards.

Equipment Financing

The Company currently has financing arrangements for equipment totaling $17.6 with terms ranging from one to four years. The agreements require either monthly or quarterly payments of principal and interest with a weighted-average interest rate of 7.6%.

The equipment financing is secured by the underlying equipment purchased and is subject to various non-financial covenants and as at December 31, 2025, the Company was in compliance with these covenants. As at December 31, 2025, the net book value of equipment includes $17.9 (December 31, 2024 - $15.7) of equipment pledged as security for the equipment financing.

Kolpa Loans

As part of the Kolpa acquisition, on May 1, 2025, the Company assumed two syndicated loans originally entered into by Minera Kolpa with Banco BTG Pactual S.A. - Cayman Branch and Banco Santander Perú S.A. As collateral for these loans, Minera Kolpa entered into trust agreements and issued promissory notes to the lender. During December 2025, the Company used the proceeds from the Notes to extinguish these loans in full, and as a result incurred $0.7 of early repayment fees and write off's of deferred financing costs (Note 17).